As filed with the Securities and Exchange Commission



                              on February 26, 2007



                        Securities Act File No. 33-68124
                    Investment Company Act File No. 811-7986

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 22                     [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


                                Amendment No. 24                             [X]


                        (Check appropriate box or boxes)

                          THE ALGER INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


111 Fifth Avenue New York, New York                                    10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code:                 212-806-8800



                                   HAL LIEBES
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert I. Jones, Esq.
                        Hollyer Brady Barrett & Hines LLP
                                551 Fifth Avenue
                            New York, NY 10176-2701


It is proposed that this filing will become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


[X]      on March 1, 2007 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)


[ ]      on [date] pursuant to paragraph (a)(1)


[ ]      75 days after filing pursuant to paragraph (a)(2)


[ ]      on [date] pursuant to paragraph (a)(2) of Rule 485

AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

[ ] The post effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                                    THE ALGER
                                  INSTITUTIONAL
                                      FUNDS
--------------------------------------------------------------------------------


      CLASS I SHARES
      CLASS R SHARES
      AVAILABLE FOR INVESTMENT BY INSTITUTIONAL INVESTORS


            PROSPECTUS


                  MARCH 1, 2007


      ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
      ALGER MIDCAP GROWTH INSTITUTIONAL FUND
      ALGER LARGECAP GROWTH INSTITUTIONAL FUND
      ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

                                                                    [ALGER LOGO]

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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
2 RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------
      2 INVESTMENTS

            Alger SmallCap Growth Institutional Fund                          2
--------------------------------------------------------------------------------
            Alger MidCap Growth Institutional Fund                            3
--------------------------------------------------------------------------------
            Alger LargeCap Growth Institutional Fund                          3
--------------------------------------------------------------------------------
            Alger Capital Appreciation Institutional Fund                     3
--------------------------------------------------------------------------------

      3 RISKS

            Alger SmallCap Growth Institutional Fund                          4
--------------------------------------------------------------------------------
            Alger MidCap Growth Institutional Fund                            5
--------------------------------------------------------------------------------
            Alger LargeCap Growth Institutional Fund                          5
--------------------------------------------------------------------------------
            Alger Capital Appreciation Institutional Fund                     5
--------------------------------------------------------------------------------

      6 PERFORMANCE

            Alger SmallCap Growth Institutional Fund                          7
--------------------------------------------------------------------------------
            Alger MidCap Growth Institutional Fund                            8
--------------------------------------------------------------------------------
            Alger LargeCap Growth Institutional Fund                          9
--------------------------------------------------------------------------------
            Alger Capital Appreciation Institutional Fund                    10
--------------------------------------------------------------------------------

11 FEES AND EXPENSES
--------------------------------------------------------------------------------
12 HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------
14 ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------
15 MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------
19 SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
            Distributor                                                      19
--------------------------------------------------------------------------------
            Transfer Agent                                                   19
--------------------------------------------------------------------------------
            Net Asset Value                                                  19
--------------------------------------------------------------------------------
            Dividends and Distributions                                      20
--------------------------------------------------------------------------------
            Classes of Fund Shares                                           20
--------------------------------------------------------------------------------
            Purchasing and Redeeming Fund Shares                             20
--------------------------------------------------------------------------------
            Exchanges of Fund Shares                                         21
--------------------------------------------------------------------------------
            Other Purchase and Exchange Limitations                          21
--------------------------------------------------------------------------------

21 MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------
22 DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------
23 OTHER INFORMATION
--------------------------------------------------------------------------------
24 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

            Alger SmallCap Growth Institutional Fund                         26
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            Alger MidCap Growth Institutional Fund                           28
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            Alger LargeCap Growth Institutional Fund                         30
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            Alger Capital Appreciation Institutional Fund                    32
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BACK COVER: For Fund Information
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated Privacy Policy (not part of this prospectus)

-------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT
FUND                   OBJECTIVE       PRINCIPAL STRATEGIES                                  PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------
SmallCap Growth        Long-term       o     Invests at least 80% of its net assets in       o     Market risk
Fund                   capital               equity securities of small-cap U.S. companies
                       appreciation*                                                         o     Growth stock risk
                                       o     Invests primarily in growth stocks of volume
                                             companies characterized by high unit            o     Manager risk
                                             growth or positive life cycle change
                                                                                             o     Unseasoned issuer risk

                                                                                             o     Liquidity risk

MidCap Growth Fund     Long-term       o     Invests at least 80% of its net assets in       o     Market risk
                       capital               equity securities of mid-cap U.S. companies
                       appreciation*                                                         o     Growth stock risk
                                       o     Invests primarily in growth stocks of
                                             companies characterized by high unit volume     o     Manager risk
                                             growth or positive life cycle change
                                                                                             o     Unseasoned issuer risk

                                                                                             o     Liquidity risk

LargeCap Growth Fund   Long-term       o     Invests at least 80% of its net assets in       o     Market risk
                       capital               equity securities of large-cap U.S. companies
                       appreciation*                                                         o     Growth stock risk
                                       o     Invests primarily in growth stocks
                                             of companies characterized by high              o     Manager risk
                                             unit volume growth or positive
                                             life cycle change

Capital Appreciation   Long-term       o     Invests at least 85% of its net assets plus     o     Market risk
Fund                   capital               any borowings for investment purposes in
                       appreciation*         equity securities of U.S. companies of any      o     Growth stock risk
                                             market capitalization demonstrating growth
                                             potential                                       o     Manager risk

                                       o     Invests primarily in growth stocks of           o     Unseasoned issuer risk
                                             companies characterized by high unit volume
                                             growth or positive life cycle change            o     Liquidity risk

                                                                                             o     Leverage risk

* Each Fund's investment objective is a fundamental policy and may not be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE
--------------------------------------------------------------------------------

INVESTMENTS: THE ALGER INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------


The investment objective and primary approach of each Fund is discussed individually below. Each Fund has adopted a policy to invest at least 80% (85% with respect to Alger Capital Appreciation Institutional Fund) of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

A company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.


Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.


All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND ("SMALLCAP GROWTH FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. At December 31, 2006, the market capitalization of the companies in these indexes ranged from $68 million to $3.7 billion.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND ("MIDCAP GROWTH FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on mid-size companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2006, the market capitalization of the companies in these indexes ranged from $500 million to $21.4 billion.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND ("LARGECAP GROWTH FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2006, the market capitalization of the companies in this index ranged from $1.2 billion to $463.6 billion.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND ("CAPITAL APPRECIATION FUND")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.


The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS
--------------------------------------------------------------------------------

RISKS APPLICABLE TO ALL FUNDS

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds.

The Funds may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.


Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.


ADDITIONAL RISKS APPLICABLE TO SMALLCAP GROWTH FUND:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Funds," the following risks apply:


o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.


ADDITIONAL RISKS APPLICABLE TO MIDCAP GROWTH FUND:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Funds," the following risks apply:


o the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.


RISKS APPLICABLE TO LARGECAP GROWTH FUND:
--------------------------------------------------------------------------------


The Fund's primary risks are those summarized above in "Risks Applicable to All Funds."


ADDITIONAL RISKS APPLICABLE TO CAPITAL APPRECIATION FUND:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Funds," the following risks apply:


o Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.


o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

PERFORMANCE
--------------------------------------------------------------------------------


The following bar charts show each Fund's performance and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.


The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class I Shares (after-tax returns for Class R Shares will vary). These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

--------------------------------------------------------------------------------
SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

          ANNUAL TOTAL RETURN For Class I Shares as of December 31 (%)
--------------------------------------------------------------------------------

                                   [BAR CHART]
--------------------------------------------------------------------------------

 1997    1998    1999     2000     2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
14.21   25.01   52.16   -22.84   -27.98   -26.84   41.88   16.48   15.79   17.69

  BEST QUARTER:
----------------
Q4 1998   30.16%

 WORST QUARTER:
----------------
Q1 2001   -26.59%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                      SINCE
                                      1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS I (INCEPTION 11/18/93)
Return Before Taxes                    17.69%    10.50%      7.12%      11.13%
Return After Taxes on Distributions    17.69%    10.50%      5.99%       9.96%
Return After Taxes on Distributions
   and Sale of Fund Shares             11.50%     9.17%      5.60%       9.33%
Russell 2000 Growth Index              13.35%     6.93%      4.88%       6.56%
CLASS R (INCEPTION 1/27/03)
Return Before Taxes                    17.09%      N/A        N/A       23.08%
Russell 2000 Growth Index              13.35%      N/A        N/A       20.07%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

        ANNUAL TOTAL RETURN For Class I Shares as of December 31 (%)
--------------------------------------------------------------------------------

                                   [BAR CHART]

 1997    1998    1999    2000     2001      2002    2003    2004    2005   2006
--------------------------------------------------------------------------------
20.25   39.21   41.77   16.95    -6.18    -29.46   45.66   12.07   10.32   9.51

   BEST QUARTER:
-----------------
 Q4 1998   31.43%

 WORST QUARTER:
-----------------
Q3 2002   -18.35%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                      SINCE
                                      1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS I (INCEPTION 11/8/93)
Return Before Taxes                     9.51%     6.83%     13.74%      16.27%
Return After Taxes on Distributions     7.54%     5.73%     10.31%      12.84%
Return After Taxes on Distributions
   and Sale of Fund Shares              7.11%     5.40%      9.95%      12.41%
Russell Midcap Growth Index            10.65%     8.22%      8.62%      10.22%
CLASS R (INCEPTION 11/27/03)
Return Before Taxes                     8.99%      N/A        N/A       18.99%
Russell Midcap Growth Index            10.65%      N/A        N/A       20.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

          ANNUAL TOTAL RETURN For Class I Shares as of December 31 (%)
--------------------------------------------------------------------------------

                                   [BAR CHART]

 1997    1998    1999    2000     2001      2002    2003    2004    2005   2006
--------------------------------------------------------------------------------
26.72   49.97   35.24  -13.85   -12.25    -33.91   34.37    4.80   11.70   4.64

  BEST QUARTER:
-----------------
Q4 1998    27.08%

 WORST QUARTER:
-----------------
Q3 2002   -20.58%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                      SINCE
                                      1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS I (INCEPTION 11/8/93)
Return Before Taxes                     4.64%     1.70%      7.77%       9.62%
Return After Taxes on Distributions     4.64%     1.67%      6.66%       7.61%
Return After Taxes on Distributions
   and Sale of Fund Shares              3.02%     1.44%      6.30%       7.35%
Russell 1000 Growth Index               9.09%     2.69%      5.45%       8.66%
CLASS R (INCEPTION 1/27/03)
Return Before Taxes                     4.08%      N/A        N/A       13.85%
Russell 1000 Growth Index               9.09%      N/A        N/A       13.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

          ANNUAL TOTAL RETURN For Class I Shares as of December 31 (%)
--------------------------------------------------------------------------------

                                   [BAR CHART]

 1997    1998    1999    2000     2001      2002    2003    2004    2005   2006
-------------------------------------------------------------------------------
25.44   63.44   88.73  -25.88   -16.86    -34.42   34.24    8.03   14.74  18.23

  BEST QUARTER:
-----------------
Q4 1999    38.50%

 WORST QUARTER:
-----------------
Q4 2000   -22.97%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                      SINCE
                                      1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
CLASS I (INCEPTION 11/18/93)
Return Before Taxes                    18.23%     5.23%     11.89%      13.22%
Return After Taxes on Distributions    18.23%     5.23%      9.94%      10.40%
Return After Taxes on Distributions
   and Sale of Fund Shares             11.85%     4.51%      9.25%       9.89%
Russell 3000 Growth Index               9.46%     3.01%      5.34%       8.42%
CLASS R (INCEPTION 1/27/03)
Return Before Taxes                    17.63%      N/A        N/A       18.47%
Russell 3000 Growth Index               9.46%      N/A        N/A       13.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------
Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. There are no sales charges on purchases or redemptions. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2006.

----------------------------------------------------------------------------------------------------------
                                                      ANNUAL FUND OPERATING EXPENSES
                                               (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                       -------------------------------------------------------------------

                  SHAREHOLDER FEES                               Shareholder                 Total Fund
                (fees paid directly    Advisory   Distribution    Servicing    Other      Annual Operating
               from your investment)    Fees*     (12b-1) Fees      Fees       Expenses      Expenses
----------------------------------------------------------------------------------------------------------
SMALLCAP
GROWTH FUND
CLASS I                 None             .81%         None          .25%         .25%          1.31%
----------------------------------------------------------------------------------------------------------
MIDCAP
GROWTH FUND
CLASS I                 None             .76%         None          .25%         .12%          1.13%
----------------------------------------------------------------------------------------------------------
LARGECAP
GROWTH FUND
CLASS I                 None             .71%         None          .25%         .25%          1.21%
----------------------------------------------------------------------------------------------------------
CAPITAL
APPRECIATION
FUND CLASS I            None             .81%         None          .25%         .21%          1.27%
----------------------------------------------------------------------------------------------------------
SMALLCAP
GROWTH FUND
CLASS R                 None             .81%          .50%         .25%         .27%          1.83%
----------------------------------------------------------------------------------------------------------
MIDCAP
GROWTH FUND
CLASS R                 None             .76%          .50%         .25%         .12%          1.63%
----------------------------------------------------------------------------------------------------------
LARGECAP
GROWTH FUND
CLASS R                 None             .71%          .50%         .25%         .25%          1.71%
----------------------------------------------------------------------------------------------------------
CAPITAL
APPRECIATION
FUND CLASS R            None             .81%          .50%         .25%         .23%          1.79%
----------------------------------------------------------------------------------------------------------

* PREVIOUSLY, THE FUND'S ADVISORY FEES INCLUDED AN ADDITIONAL 0.04% IN ADMINISTRATIVE FEES THAT ARE NOW INCLUDED IN OTHER EXPENSES.

EXAMPLE
--------------------------------------------------------------------------------
The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The following examples assume that you invest $10,000 in a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CLASS I SHARES              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SmallCap Growth Fund        $  133    $  415    $  718   $  1,579
MidCap Growth Fund          $  115    $  359    $  622   $  1,375
LargeCap Growth Fund        $  123    $  384    $  665   $  1,466
Capital Appreciation Fund   $  129    $  403    $  697   $  1,534
--------------------------------------------------------------------------------
CLASS R SHARES              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
SMALLCAP GROWTH FUND        $  186    $  576    $  990   $  2,148
MIDCAP GROWTH FUND          $  166    $  514    $  887   $  1,933
LARGECAP GROWTH FUND        $  174    $  539    $  928   $  2,019
CAPITAL APPRECIATION FUND   $  182    $  563    $  970   $  2,105

Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I and R shares at an annual rate of up to 0.25% of the net asset value of Class I and R shares of the Fund held by those accounts. The Distributor may pay additional compensation from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

--------------------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example reflects the following:

o     You invest $10,000 in the Fund and hold it for the entire 10-year period;
      and

o     Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

--------------------------------------------------------------------------------------------------------------------------------
SMALLCAP GROWTH FUND
CLASS I                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                   1.31%     1.31%     1.31%     1.31%     1.31%     1.31%     1.31%     1.31%     1.31%      1.31%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.69%     7.52%    11.48%    15.60%    19.86%    24.29%    28.87%    33.63%    38.56%     43.67%
End Investment Balance      $ 10,369  $ 10,752  $ 11,148  $ 11,560  $ 11,986  $ 12,429  $ 12,887  $ 13,363  $ 13,856  $  14,367
Annual Expense              $    133  $    138  $    143  $    149  $    154  $    160  $    166  $    172  $    178  $     185

--------------------------------------------------------------------------------------------------------------------------------
SMALLCAP GROWTH FUND
CLASS R                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.83%     1.83%     1.83%     1.83%     1.83%     1.83%     1.83%     1.83%     1.83%      1.83%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.17%     6.44%     9.81%    13.30%    16.89%    20.59%    24.42%    28.36%    32.43%     36.63%
End Investment Balance      $ 10,317  $ 10,644  $ 10,981  $ 11,330  $ 11,689  $ 12,059  $ 12,442  $ 12,836  $ 13,243  $  13,663
Annual Expense              $    186  $    192  $    198  $    204  $    211  $    217  $    224  $    231  $    239  $     246

--------------------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND
CLASS I                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.13%     1.13%     1.13%     1.13%     1.13%     1.13%     1.13%     1.13%     1.13%      1.13%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.87%     7.89%    12.07%    16.40%    20.91%    25.59%    30.45%    35.49%    40.74%     46.18%
End Investment Balance      $ 10,387  $ 10,789  $ 11,207  $ 11,640  $ 12,091  $ 12,559  $ 13,045  $ 13,549  $ 14,074  $  14,618
Annual Expense              $    115  $    120  $    124  $    129  $    134  $    139  $    145  $    150  $    156  $     162

--------------------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND
CLASS R                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.63%     1.63%     1.63%     1.63%     1.63%     1.63%     1.63%     1.63%     1.63%      1.63%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.37%     6.85%    10.45%    14.18%    18.02%    22.00%    26.11%    30.36%    34.76%     39.30%
End Investment Balance      $ 10,337  $ 10,685  $ 11,045  $ 11,418  $ 11,802  $ 12,200  $ 12,611  $ 13,036  $ 13,476  $  13,930
Annual Expense              $    166  $    171  $    177  $    183  $    189  $    196  $    202  $    209  $    216  $     223

--------------------------------------------------------------------------------------------------------------------------------
LARGECAP GROWTH FUND
CLASS I                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.21%     1.21%     1.21%     1.21%     1.21%     1.21%     1.21%     1.21%     1.21%      1.21%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.79%     7.72%    11.81%    16.04%    20.44%    25.01%    29.74%    34.66%    39.77%     45.06%
End Investment Balance      $ 10,379  $ 10,772  $ 11,181  $ 11,604  $ 12,044  $ 12,501  $ 12,974  $ 13,466  $ 13,977  $  14,506
Annual Expense              $    123  $    128  $    133  $    138  $    143  $    148  $    154  $    160  $    166  $     172

--------------------------------------------------------------------------------------------------------------------------------
LARGECAP GROWTH FUND
CLASS R                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.71%     1.71%     1.71%     1.71%     1.71%     1.71%     1.71%     1.71%     1.71%      1.71%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.29%     6.69%    10.20%    13.82%    17.57%    21.44%    25.43%    29.56%    33.82%     38.22%
End Investment Balance      $ 10,329  $ 10,669  $ 11,020  $ 11,382  $ 11,757  $ 12,144  $ 12,543  $ 12,956  $ 13,382  $  13,822
Annual Expense              $    174  $    180  $    185  $    192  $    198  $    204  $    211  $    218  $    225  $     233

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
CLASS I                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.27%     1.27%     1.27%     1.27%     1.27%     1.27%     1.27%     1.27%     1.27%      1.27%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.73%     7.60%    11.61%    15.78%    20.09%    24.57%    29.22%    34.04%    39.04%     44.23%
End Investment Balance      $ 10,373  $ 10,760  $ 11,161  $ 11,578  $ 12,009  $ 12,457  $ 12,922  $ 13,404  $ 13,904  $  14,423
Annual Expense              $    129  $    134  $    139  $    144  $    150  $    155  $    161  $    167  $    173  $     180

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
CLASS R                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5    YEAR 6    YEAR 7    YEAR 8    YEAR 9    YEAR 10
--------------------------------------------------------------------------------------------------------------------------------

Expense Ratio                   1.79%     1.79%     1.79%     1.79%     1.79%     1.79%     1.79%     1.79%     1.79%      1.79%
Cumulative Gross Return         5.00%    10.25%    15.76%    21.55%    27.63%    34.01%    40.71%    47.75%    55.13%     62.89%
Cumulative Net Return           3.21%     6.52%     9.94%    13.47%    17.11%    20.87%    24.75%    28.76%    32.89%     37.16%
End Investment Balance      $ 10,321  $ 10,652  $ 10,994  $ 11,347  $ 11,711  $ 12,087  $ 12,475  $ 12,876  $ 13,289  $  13,716
Annual Expense              $    182  $    188  $    194  $    200  $    206  $    213  $    220  $    227  $    234  $     242

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
--------------------------------------------------------------------------------


OPTIONS
--------------------------------------------------------------------------------


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS
--------------------------------------------------------------------------------

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------

MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) approximately $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager has managed each Fund since its inception. Pursuant to investment advisory contracts with the Funds, the Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2006. The Funds pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: SmallCap Growth and Capital Appreciation--.81%; MidCap Growth--.76% and LargeCap Growth--.71%.

On February 24, 2007, Mr. Frederick M. Alger, III relinquished control of Alger Associates, Inc. ("Alger Associates") and, indirectly, Alger Management, which resulted in an "assignment" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and termination of the previous investment advisory agree-

-ment between The Alger Institutional Funds (the "Trust"), on behalf of the Funds, and Alger Management (the "Prior Agreement").

At a Board meeting held on September 12, 2006, in anticipation of the change in control of Alger Associates, the Trust's Board of Trustees, determined to seek shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Funds, and Alger Management (the "New Agreement" and together with the Prior Agreement, the "Advisory Agreements") which is substantially identical to the Prior Agreement. Proxy materials, which described in greater detail the change in control, the similarities and differences in the Advisory Agreements and the Board's considerations in approving the New Agreement for each Fund, were sent to the Funds' shareholders in November 2006. The Trust's Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement between the Trust, on behalf of the Funds, and Alger Management (the "Interim Agreement"), which would take effect, as to each Fund, only if the Fund's shareholders had not approved the New Agreement as of the date the change in control of Alger Associates occurred.

Effective February 24, 2007, Alger Management is providing investment advisory services to the Funds pursuant to the Interim Agreement, as the Funds have not yet received sufficient shareholder votes approving the New Agreement. The Interim Agreement require all advisory fees earned by Alger Management to be escrowed pending shareholder approval of the New Agreement. If the New Agreement is not approved with respect to a Fund, Alger Management will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Agreement provides for a termination date no greater than 150 days from February 24, 2007, or upon approval of the New Agreement by a Fund's shareholders, whichever is shorter. The terms of the Interim Agreement, and the fees paid thereunder, are substantively identical in all respects to the Advisory Agreements, except for the fee escrow and termination provisions and the time period covered by the Agreements. In the event that a Fund does not approve the New Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND                        PORTFOLIO MANAGER(S)          SINCE
--------------------------------------------------------------------------------
SmallCap Growth Fund        Jill Greenwald                November 2001
--------------------------------------------------------------------------------
MidCap Growth Fund          Dan C. Chung                  September 2001
                            Andrew Silverberg,            September 2003
                            Assistant Portfolio Manager
--------------------------------------------------------------------------------
LargeCap Growth Fund        Dan C. Chung                  September 2004
                            Andrew Silverberg             January 2007
--------------------------------------------------------------------------------
Capital Appreciation Fund   Patrick Kelly                 October 2005
--------------------------------------------------------------------------------

Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments. The

Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.


o Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Investment Officer and President.

o Ms. Greenwald has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001.

o Mr. Kelly has been employed by the Manager since 1999 and currently serves as Senior Vice President and portfolio manager.

o Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and Senior Analyst.

ADMINISTRATOR
--------------------------------------------------------------------------------

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the 1940 Act. Each Fund pays the Manager an administrative fee at the annual rate of 0.04% based on a percentage of the Fund's average daily net assets.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related con-duct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases--a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")--were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and
(iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


DISTRIBUTOR
--------------------------------------------------------------------------------


Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311


TRANSFER AGENT
--------------------------------------------------------------------------------

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE
--------------------------------------------------------------------------------


The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.


The Funds generally value their assets on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Funds are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


All Funds declare and pay dividends and distributions annually. It is expected that annual distributions to shareholders will consist primarily of capital gains in the case of each Fund. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.


Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES
--------------------------------------------------------------------------------


Each Fund offers two classes of shares: Class I shares and Class R shares. Both classes are offered only to institutional investors including, but not limited to, qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the 1940 Act, only Class R shares pay a distribution fee out of their assets on an ongoing basis to compensate financial intermediaries for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class R shares and may cost an investor more than paying other types of sales charges. The expenses of Class I shares will be less than those of Class R shares.


PURCHASING AND REDEEMING FUND SHARES
--------------------------------------------------------------------------------

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

EXCHANGES
--------------------------------------------------------------------------------


You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Funds and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.


OTHER PURCHASE AND EXCHANGE LIMITATIONS
--------------------------------------------------------------------------------


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Funds through an administrator or trustee that maintains a master or "omnibus" account with a Fund for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by a Fund. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.


--------------------------------------------------------------------------------
MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------


Each of the Funds invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.


The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.


--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.


The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a peercentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to request from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of a Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the

Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Each Fund and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Modify any terms or conditions of purchase of shares of any Fund; or

Suspend, change or withdraw all or any part of the offering made by this prospectus.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
THE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


SMALLCAP GROWTH FUND                                               CLASS I
                                 -----------------------------------------------------------------------------
                                     For the         For the         For the         For the         For the
                                  year ended      year ended      year ended      year ended      year ended
                                 October 31,     October 31,     October 31,     October 31,     October 31,
                                        2006            2005            2004            2003            2002
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   19.97       $   16.07       $   15.10       $   10.97       $   13.35
Net investment
   income (loss)(ii)                   (0.16)          (0.14)          (0.16)          (0.12)          (0.13)
Net realized and
   unrealized gain (loss)
   on investments                       4.17            4.04            1.13            4.25           (2.25)
--------------------------------------------------------------------------------------------------------------
Total from investment
   operations                           4.01            3.90            0.97            4.13           (2.38)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $   23.98       $   19.97       $   16.07       $   15.10       $   10.97
--------------------------------------------------------------------------------------------------------------
Total return                            20.1%           24.3%            6.4%           37.7%          (17.8)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)          $ 305,843       $  71,224       $  69,788       $  93,300       $  62,780
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.31%           1.20%           1.25%           1.24%           1.25%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment
   (loss) to
   average net assets                  (0.74)%         (0.77)%         (1.03)%         (0.99)%         (1.01)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                88.67%         116.16%         135.80%         139.97%         138.01%
==============================================================================================================

(i)   COMMENCED OPERATIONS JANUARY 27, 2003.

(ii)  AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(iii) RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SMALLCAP GROWTH FUND                                       CLASS R
                                 ------------------------------------------------------------
                                     For the         For the         For the     From
                                  year ended      year ended      year ended     1/27/03 to
                                 October 31,     October 31,     October 31,     10/31/03
                                        2006            2005            2004     (i)(iii)
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   19.74       $   15.93        $  15.05       $  10.72
Net investment
   income (loss)(ii)                   (0.28)          (0.22)          (0.25)         (0.14)
Net realized and
   unrealized gain (loss)
   on investments                       4.12            4.03            1.13           4.47
---------------------------------------------------------------------------------------------
Total from investment
   operations                           3.84            3.81            0.88           4.33
---------------------------------------------------------------------------------------------
Net asset value, end of period     $   23.58       $   19.74        $  15.93       $  15.05
---------------------------------------------------------------------------------------------
Total return                            19.5%           23.9%            5.8%          40.4%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)          $   8,018       $   2,487        $    284       $     70
---------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.83%           1.68%           1.75%          1.74%
Ratio of net investment
   (loss) to
   average net assets                  (1.26)%         (1.20)%         (1.55)%        (1.49)%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                88.67%         116.16%         135.80%        139.97%
=============================================================================================

--------------------------------------------------------------------------------
THE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


MIDCAP GROWTH FUND                                                 CLASS I
                                 -----------------------------------------------------------------------------
                                     For the         For the         For the         For the         For the
                                  year ended      year ended      year ended      year ended      year ended
                                 October 31,     October 31,     October 31,     October 31,     October 31,
                                        2006            2005            2004            2003            2002
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period            $    17.57      $    15.38      $    14.78      $    10.76      $    13.34
Net investment
   income (loss)(ii)                   (0.09)          (0.11)          (0.13)          (0.11)          (0.10)
Net realized and
   unrealized gain (loss)
   on investments                       1.69            2.55            0.73            4.13           (2.48)
--------------------------------------------------------------------------------------------------------------
Total from investment
   operations                           1.60            2.44            0.60            4.02           (2.58)
--------------------------------------------------------------------------------------------------------------
Distributions from net
   realized gains                      (1.88)          (0.25)             --              --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                    (1.88)          (0.25)             --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $    17.29      $    17.57      $    15.38      $    14.78      $    10.76
--------------------------------------------------------------------------------------------------------------
Total return                             9.5%           16.0%            4.1%           37.4%          (19.3)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)         $1,349,500      $1,093,486      $  839,273      $  540,742      $  215,727
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.13%           1.10%           1.15%           1.17%           1.17%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment
   (loss) to
   average net assets                  (0.54)%         (0.64)%         (0.87)%         (0.89)%         (0.81)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate               253.59%         237.74%         190.93%         217.33%         284.69%
==============================================================================================================

(i)   COMMENCED OPERATIONS JANUARY 27, 2003.

(ii)  AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES  OUTSTANDING DURING THE
      PERIOD.

(iii) RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


MIDCAP GROWTH FUND                                         CLASS R
                                 ------------------------------------------------------------
                                     For the         For the         For the           From
                                  year ended      year ended      year ended     1/27/03 to
                                 October 31,     October 31,     October 31,       10/31/03
                                        2006            2005            2004       (i)(iii)
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   17.34       $   15.25       $   14.73       $  10.25
Net investment
   income (loss)(ii)                   (0.18)          (0.19)          (0.21)         (0.14)
Net realized and
   unrealized gain (loss)
   on investments                       1.67            2.53            0.73           4.62
---------------------------------------------------------------------------------------------
Total from investment
   operations                           1.49            2.34            0.52           4.48
---------------------------------------------------------------------------------------------
Distributions from net
   realized gains                      (1.88)          (0.25)             --             --
---------------------------------------------------------------------------------------------
Total distributions                    (1.88)          (0.25)             --             --
---------------------------------------------------------------------------------------------
Net asset value, end of period     $    16.95      $   17.34       $   15.25       $  14.73
---------------------------------------------------------------------------------------------
Total return                             9.0%           15.4%            3.5%          43.7%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)          $  43,355       $  22,127       $  12,000       $    790
---------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.63%           1.60%           1.65%          1.66%
---------------------------------------------------------------------------------------------
Ratio of net investment
   (loss) to
   average net assets                  (1.05)%         (1.15)%         (1.37)%        (1.40)%
---------------------------------------------------------------------------------------------
Portfolio turnover rate               253.59%         237.74%         190.93%        217.33%
=============================================================================================

--------------------------------------------------------------------------------
THE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


LARGECAP GROWTH FUND(i)                                            CLASS I
                                 -----------------------------------------------------------------------------
                                     For the         For the         For the         For the         For the
                                  year ended      year ended      year ended      year ended      year ended
                                 October 31,     October 31,     October 31,     October 31,     October 31,
                                        2006            2005            2004            2003            2002
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   12.56       $   10.86       $   10.71       $    8.70       $   11.63
Net investment
   income (loss)(iii)                  (0.01)           0.04           (0.06)          (0.03)          (0.03)
Net realized and
   unrealized gain (loss)
   on investments                       0.74            1.66            0.21            2.04           (2.90)
--------------------------------------------------------------------------------------------------------------
Total from investment
   operations                           0.73            1.70            0.15            2.01           (2.93)
--------------------------------------------------------------------------------------------------------------
Dividend from net investment
   income                              (0.04)             --              --              --              --
--------------------------------------------------------------------------------------------------------------
Total distributions                    (0.04)             --              --              --              --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $   13.25       $   12.56       $   10.86       $   10.71       $    8.70
--------------------------------------------------------------------------------------------------------------
Total return                             5.8%           15.7%            1.4%           23.1%          (25.2)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)          $ 106,335       $  86.725       $  88,098       $  91,588       $ 108,660
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.21%           1.08%           1.13%           1.14%           1.14%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment
   (loss) to
   average net assets                  (0.08)%          0.31%          (0.51)%         (0.31)%         (0.24)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate               322.72%         249.06%         191.48%         255.49%         202.07%
==============================================================================================================


(i) PRIOR TO MARCH 1, 2002, THE ALGER LARGECAP GROWTH INSTITUTIONAL FUND WAS THE ALGER GROWTH RETIREMENT PORTFOLIO.

(ii)  COMMENCED OPERATIONS JANUARY 27, 2003.

(iii) AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(iv)  RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


LARGECAP GROWTH FUND(i)                                    CLASS R
                                 ------------------------------------------------------------
                                     For the         For the         For the           From
                                  year ended      year ended      year ended     1/27/03 to
                                 October 31,     October 31,     October 31,       10/31/03
                                        2006            2005            2004       (ii)(iv)
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   12.39       $   10.76       $   10.66       $   8.12
Net investment
   income (loss)(iii)                  (0.08)          (0.03)          (0.12)         (0.06)
Net realized and
   unrealized gain (loss)
   on investments                       0.73            1.66            0.22           2.60
---------------------------------------------------------------------------------------------
Total from investment
   operations                           0.65            1.63            0.10           2.54
---------------------------------------------------------------------------------------------
Dividend from net investment
   income                                 --              --              --             --
---------------------------------------------------------------------------------------------
Total distributions                       --              --              --             --
---------------------------------------------------------------------------------------------
Net asset value, end of period     $   13.04       $   12.39       $   10.76       $  10.66
---------------------------------------------------------------------------------------------
Total return                             5.3%           15.2%            0.9%          31.3%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's omitted)          $   5,372       $   3,826       $   2,493       $    133
---------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.71%           1.57%           1.64%          1.62%
---------------------------------------------------------------------------------------------
Ratio of net investment
   (loss) to
   average net assets                  (0.59)%         (0.29)%         (1.05)%        (0.84)%
---------------------------------------------------------------------------------------------
Portfolio turnover rate               322.72%         249.06%         191.48%        255.49%
=============================================================================================

--------------------------------------------------------------------------------
THE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


CAPITAL APPRECIATION                                               CLASS I
FUND                             -----------------------------------------------------------------------------
                                     For the         For the         For the         For the         For the
                                  year ended      year ended      year ended      year ended      year ended
                                 October 31,     October 31,     October 31,     October 31,     October 31,
                                        2006            2005            2004            2003            2002
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   13.28       $   11.05       $   11.06       $    8.97       $   11.66
Net investment
   income (loss)(ii)                   (0.06)             --           (0.10)          (0.06)          (0.08)
Net realized and
   unrealized gain (loss)
   on investments                       2.55            2.23            0.09            2.15           (2.61)
--------------------------------------------------------------------------------------------------------------
Total from investment
   operations                           2.49            2.23           (0.01)           2.09           (2.69)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $   15.77       $   13.28       $   11.05       $   11.06       $    8.97
--------------------------------------------------------------------------------------------------------------
Total return (ii)                       18.7%           20.2%          (0.01)%          23.3%          (23.1)%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   year (000's omitted)            $ 165,422       $ 128,646       $ 124,889       $ 160,569       $ 132,010
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.27%           1.17%           1.23%           1.23%           1.23%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment
   income (loss) to
   average net assets                  (0.38)%          0.04%          (0.87)%         (0.59)%         (0.73)%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate               225.25%         148.91%         160.00%         187.72%         180.39%
==============================================================================================================

(i)   COMMENCED OPERATIONS JANUARY 27, 2003.

(ii)  AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(iii) RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CAPITAL APPRECIATION                                       CLASS R
FUND                             ------------------------------------------------------------
                                     For the         For the         For the           From
                                  year ended      year ended      year ended     1/27/03 to
                                 October 31,     October 31,     October 31,       10/31/03
                                        2006            2005            2004       (i)(iii)
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS:
Net asset value,
   beginning of period             $   13.09       $   10.95       $   11.01       $   8.36
Net investment
   income (loss)(i)                    (0.15)          (0.06)          (0.16)         (0.08)
Net realized and
   unrealized gain (loss)
   on investments                       2.53            2.20            0.10           2.73
---------------------------------------------------------------------------------------------
Total from investment
   operations                           2.38            2.14           (0.06)          2.65
---------------------------------------------------------------------------------------------
Net asset value, end of period     $   15.47       $   13.09       $   10.95       $  11.01
---------------------------------------------------------------------------------------------
Total return (ii)                       18.2%           19.5%           (0.5)%         31.7%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of
   year (000's omitted)            $   5,969       $   1,073       $     706       $     66
---------------------------------------------------------------------------------------------
Ratio of expenses to
   average net assets                   1.79%           1.67%           1.73%          1.72%
---------------------------------------------------------------------------------------------
Ratio of net investment
   income (loss) to
   average net assets                   (0.9)%         (0.51)%         (1.39)%        (1.01)%
---------------------------------------------------------------------------------------------
Portfolio turnover rate               225.25%         148.91%         160.00%        187.72%
=============================================================================================

NOTES:

NOTES:

NOTES:

NOTES:

--------------------------------------------------------------------------------
FOR FUND INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE:       (800) 992-3362

BY MAIL:            Boston Financial Data Services, Inc.
                    Attn: The Alger Institutional Funds
                    P.O. Box 8480
                    Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the SEC.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period of the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at HTTP://WWW.ALGER.COM or by writing to the address above.


Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at HTTP://WWW.SEC.GOV.


QUARTERLY FUND HOLDINGS


The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at HTTP://WWW.ALGER.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Alger Institutional Funds


SEC File #811-7986

                                    THE ALGER
                               INSTITUTIONAL FUNDS

                              ALGER SMALLCAP GROWTH
                               INSTITUTIONAL FUND

                               ALGER MIDCAP GROWTH
                               INSTITUTIONAL FUND

                              ALGER LARGECAP GROWTH
                               INSTITUTIONAL FUND

                           ALGER CAPITAL APPRECIATION
                               INSTITUTIONAL FUND


                                  STATEMENT OF
                                   ADDITIONAL
                                   INFORMATION

                                  MARCH 1, 2007


                                     [LOGO]

                                    THE ALGER
                               INSTITUTIONAL FUNDS


                                     CLASS I
                                     CLASS R

--------------------------------------------------------------------------------

      The Alger Institutional Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that presently offers interests of two classes in the following four Funds (the "Funds"). Each Fund has distinct investment strategies and policies and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Funds are:


                 o     Alger SmallCap Growth Institutional Fund

                 o     Alger MidCap Growth Institutional Fund

                 o     Alger LargeCap Growth Institutional Fund


                 o     Alger Capital Appreciation Institutional Fund


      The Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions.


      The Trust's financial statements for the year ended October 31, 2006 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

      A prospectus for both classes of shares of the Funds dated March 1, 2007, which provides the basic information investors should know before investing, may be obtained without charge by writing the Funds c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston MA 02266-8480, or calling (800) 992-3362, or at the Funds' website at http://www.alger.com. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectus.


                                    CONTENTS


The Funds ................................................................     2
Investment Strategies and Policies .......................................     3
Net Asset Value ..........................................................    13
Purchases and Redemptions ................................................    14
Expenses .................................................................    15
Management ...............................................................    16
Code of Ethics ...........................................................    21
Dividends and Distributions ..............................................    21
Taxes ....................................................................    21
Custodian ................................................................    21
Transfer Agent ...........................................................    22
Certain Shareholders .....................................................    22
Organization .............................................................    24
Proxy Voting Policies and Procedures .....................................    25
In General ...............................................................    26
Financial Statements .....................................................    26

THE FUNDS

IN GENERAL


The Alger Institutional Funds (the "Trust") is a registered diversified, open-end management investment company that offers a selection of four Funds.


Set forth below is information that may be of assistance in selecting a Fund suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Trust and each of the Funds. There is no charge for making this call.

Each of the Funds, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.


Growth funds such as the Funds seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Growth funds that invest in companies with smaller market capitalizations offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, if Alger Capital Appreciation Institutional Fund, which is permitted to leverage its investments through borrowing, were to employ this strategy it would offer an opportunity for greater capital appreciation, but would at the same time increase exposure to capital risk.


Investors considering equity investing through the Funds should carefully consider the inherent risks associated with an investment in each Fund. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.


The investment objective of each Fund is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of these Funds. Each of these Funds seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The capitalization criteria outlined below for each Fund are not mutually exclusive and a given security may be owned by more than one or all of the Funds.

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND ("SMALLCAP GROWTH FUND")

Under normal circumstances, the SmallCap Growth Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"-present market value per share multiplied by the total number of shares outstanding-within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND ("MIDCAP GROWTH FUND")

Under normal circumstances, the MidCap Growth Fund invests at least 80% of its net assets in equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization companies. The Fund will not change this policy without 60 days notice to shareholders.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND ("LARGECAP GROWTH FUND")

Under normal circumstances, the LargeCap Growth Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. The Russell 1000 Growth Index is designed to track the performance of large-capitalization growth stocks. The Fund will not change this policy without 60 days notice to shareholders.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND ("CAPITAL APPRECIATION FUND")

Under normal circumstances, the Capital Appreciation Institutional Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that Fred Alger Management, Inc. ("Alger Management" or the "Manager"), the Funds' investment manager, believes demonstrate promising growth potential. The Fund will not change this policy without 60 days notice to shareholders. The Fund may also borrow money for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing.

ALL FUNDS

The Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. Capital Appreciation Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. Capital Appreciation Fund may also borrow money (leverage) for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Fund's net asset value be more volatile than the net asset value of a fund that does not engage in these activities.


INVESTMENT STRATEGIES AND POLICIES


CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objective of each Fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.


IN GENERAL


All of the Funds seek to achieve their objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Fund's objective will be achieved.

COMMON AND PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

      o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

      o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

      o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

      o     repurchase areements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.


BANK OBLIGATIONS


These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.


VARIABLE RATE MASTER DEMAND NOTES


These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. GOVERNMENT OBLIGATIONS


Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank Farm Credit Bank, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.


LENDING OF PORTFOLIO SECURITIES


In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3 percent of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Funds have the authority to lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Fund will adhere to the following conditions whenever its securities are lent: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Trust's Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


WARRANTS AND RIGHTS


Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.


RESTRICTED AND ILLIQUID SECURITIES

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Trust's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Fund pursuant to Rule 144A, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Funds could be adversely affected.


No Fund will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.


SHORT SALES


Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

FOREIGN SECURITIES

Each Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.


The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

DERIVATIVE TRANSACTIONS

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.


OPTIONS

Each of the Funds may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. A Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. A Fund may only buy or sell options that are listed on a national securities exchange.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivers the underlying security upon exercise or otherwise covers the position. No Fund will purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously pur-chased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

In addition to options on securities, these Funds may also purchase and sell call and put options on securities indexes. A securities index reflects in a single number the market value of many different securities. Relative values are assigned to the securities included in an index and the index fluctuates with changes in the market values of the securities. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire un-exercised.

Options on securities indexes are similar to options on specific securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a securities index at such time as an option written by the Fund is exercised by the holder.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option-trading program it undertakes.


STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES (CAPITAL APPRECIATION FUND ONLY)

The Fund may enter into stock index futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes or for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position. No assurance can be given that such closing transactions could be effected or that there would be a correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, a Fund's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other speci-fied assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. In addition to the initial deposit and variation margin, the Fund would maintain in a segregated account liquid securities in an amount equal to the difference between (i) the sum of the total deposit and variation margin payments and (ii) the contract amount. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. There can be no assurance of the Fund's successful use of stock index futures as a hedging device or that the Fund will use this strategy. Due to the risk of an imperfect correlation between securities in the Fund that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge would not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. If the Fund uses futures or options thereon for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, a Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


BORROWING


All of the Funds may borrow for temporary or emergency purposes. In addition, Capital Appreciation Fund may borrow from banks for investment purposes; such borrowing is known as leveraging. The Fund may use up to 33 1/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, (the "Act") requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 12 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Each Fund's investment objective is a fundamental policy.


The investment policies adopted by the Trust prohibit each Fund from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Fund's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short- term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."


4. Borrowing money, except that all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; Capital Appreciation Fund may also borrow from banks for investment (leveraging) purposes. Whenever borrowings exceed five percent of the value of a Fund's total assets, the Fund, other than Capital Appreciation Fund, will not make any additional investments. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets, except in connection with borrowings.

6. Issuing senior securities, except that Capital Appreciation Fund may borrow from banks for investment purposes so long as the Fund maintains the required asset coverage.


7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.


9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11. Investing in commodities except that Capital Appreciation Fund may purchase or sell stock index futures contracts and related options thereon if there-after no more than 5 percent of its total assets are invested in margin and premiums.


12. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.


Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Although the fundamental policies of the Fund applicable to Capital Appreciation Fund permit the Fund to trade in options on futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging -- that is, borrowing money to purchase additional securities -- the Fund has discontinued the use of any of these investment techniques.


PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.


In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Funds' investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund's brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Funds.

For the fiscal year ended October 31, 2006, the Funds paid commissions in connection with portfolio transactions as follows:

                                            Broker Commissions
                         -----------------------------------------------------------
                                                    Paid to Alger Inc.
                                         -------------------------------------------
                                                                           % of Dollar
                                                                           amount of
                                                                           transaction     Soft Dollar Transactions
                            Total paid                   % of Brokerage     effected     ---------------------------
                               by the       Dollar      Commissions Paid     through      Value of
                                Fund        Amount         to Alger Inc.    Alger Inc.   Transactions    Commissions
                            -----------   -----------   ----------------   -----------   -------------   -----------
LargeCap Fund               $   606,444   $   378,136         62.35%         70.22%      $  35,002,804   $    57,774
MidCap Fund                   7,038,299     3,575,887         50.81%         59.99%        386,556,533       884,079
SmallCap Fund                   618,500       203,537         32.91%         40.63%         51,666,419       106,644
Capital Appreciation Fund       716,708       378,403         52.80%         63.84%         25,757,106        61,012
                            -----------   -----------   ----------------   -----------   -------------   -----------
                            $ 8,979,951   $ 4,535,963         50.51%         60.21%      $ 498,982,862   $ 1,109,509
                            ===========   ===========   ================   ===========   =============   ===========

For the fiscal year ended October 31, 2005, the Funds paid an aggregate of approximately $7,216,482 in commissions, of which $3,630,957 was paid to Alger, Inc. For the fiscal year ended October 31, 2004, the Funds paid an aggregate of approximately $7,040,521 in commissions in connection with portfolio transactions of which $2,993,655 was paid to Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has ongoing arrangements with the following persons to disclose its portfolio holdings. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore subject to fees applicable to all shareholders.


CRA Rogers Casey
London Pacific Advisers
Wurts & Associates
Wilshire Associates
Callan Associates



NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a class of a Fund is computed by dividing the value of the Fund's net assets attributable to the class by the total number of its shares of that class outstanding. Shares of the two classes may differ in net asset value.

The assets of the Funds are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS


Shares of the Funds are offered by the Trust on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust and Ms. Alger, a Trustee of the Trust, is an "affiliated person," as defined in the Act, of the Trust and of Alger Inc.


Purchases and redemptions of shares of a Fund will be effected on days on which the NYSE is open for trading. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See "Net Asset Value." Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after receipt of redemption requests.

The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name.

There is no sales charge on the issuance of shares of the Fund, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Trust uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and

Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Each Fund may compensate certain entities other than Alger Inc. and its affiliates for providing recordkeeping and/or administrative services to participating retirement plans and other institutional investors holding Fund shares. This compensation may be paid at an annual rate of up to 0.25% of the net asset value of shares of the Fund held by those accounts.

DISTRIBUTION PLAN


Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R shares of the Fund, primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January 27, 2003. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the Class R shareholders of the Fund. In addition, the Plan may be terminated with respect to any Fund at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Fund or by vote of a majority of the Independent Trustees. During the fiscal year ended October 31, 2006, the Trust paid $247,823 to Alger under the Class R 12b-1 Plan. Alger Inc.'s selling expenses during that period were as follows for the Funds:


THE ALGER INSTITUTIONAL FUNDS - CLASS R SHARES


                            Small      Mid       Large    Capital
                             Cap       Cap        Cap     Appre-
                            Growth    Growth     Growth   ciation     Total
                           -------   --------   -------   -------   --------
Compensation to Dealers    $76,014   $142,610   $13,999   $15,114   $247,737
Other Marketing Expenses     5,366     35,041     4,720     3,622     48,749
                           -------   --------   -------   -------   --------
Total Selling Expenses     $81,380   $177,651   $18,719   $18,736   $296,485
                           =======   ========   =======   =======   ========

MANAGEMENT


TRUSTEES AND OFFICERS OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Trust's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Audit Committee met four times during the Trust's last fiscal year. Its current members are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are not "interested persons" of the Trust ("Independent Trustees") for election to the Trust's Board. The Nominating Committee is composed of all the Independent Trustees, and met once during the Trust's last fiscal year.

                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                     IN THE ALGER
                                                                                                   FUND COMPLEX(3)
                                                                                                      WHICH ARE
   NAME, (AGE), POSITION                                                                               OVERSEEN
 WITH TRUST AND ADDRESS(1)                  PRINCIPAL OCCUPATIONS                  TRUSTEE SINCE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(2)

Hilary M. Alger, (45)         Director of Development, Pennsylvania Ballet since        2003              25
   Trustee                    2004, Associate Director of Development, College
                              of Arts and Sciences and Graduate School,
                              University of Virginia 1999-2003.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (53)    Managing Partner of North Castle Partners, a              2000              25
   Trustee                    private equity securities group; Chairman of
                              Leiner Health Products, Enzymatic Therapy and
                              Caleel & Hayden (skincare business); former
                              Chairman of Elizabeth Arden Day Spas, Naked Juice,
                              Equinox (fitness company) and EAS (manufacturer of
                              nutritional products). Formerly Managing Director
                              of AEA Investors, Inc.

Roger P. Cheever (61)         Senior Associate Dean of Development in the               2000              25
   Trustee                    Faculty of Arts and Science at Harvard University.
                              Formerly Deputy Director of the Harvard College
                              Fund.

Lester L. Colbert, Jr. (73)   Private investor since 1988; Formerly Chairman of         2000              25
   Trustee                    the Board, President and Chief Executive Officer
                              of Xidex Corporation (manufacturer of computer
                              information media).

Stephen E. O'Neil (74)        Attorney; Private investor since 1981. Formerly of        1993              25
   Trustee                    Counsel to the law firm of Kohler & Barnes to
                              1998.

Nathan E. Saint-Amand,        Medical Doctor in private practice; Member of the         1993              25
   M.D. (69)                  Board of the Manhattan Institute (non-profit
   Trustee                    policy research) since 1988. Formerly Co-Chairman,
                              Special Management, Inc. Projects Committee,
                              Memorial Sloan Kettering.

1. The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Ms. Alger is an "interested person"(as defined in the Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

3. "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Fund Complex.

    NAME, (AGE), POSITION
   WITH TRUST AND ADDRESS(1)                 PRINCIPAL OCCUPATIONS                     OFFICER SINCE
----------------------------------------------------------------------------------------------------
OFFICERS

Dan C. Chung (44)             President since September 2003 and Chief Investment           2001
   President                  Officer and Director since 2001 of Alger Management;
                              President since 2003 and Director since 2001 of Alger
                              Associates, Inc. ("Associates"). Alger Shareholder
                              Services, Inc. ("Services"), Fred Alger International
                              Advisory S.A. ("International") (Director since 2003),
                              and Analysts Resources, Inc. ("ARI"). Formerly
                              Trustee of the Trust from 2001 to 2007.

Frederick A. Blum (53)        Executive Vice President and Treasurer of Alger Inc.,         1996
   Treasurer                  Alger Management, Associates, ARI and Services since
                              September 2003 and Senior Vice President prior
                              thereto; Treasurer or Assistant Treasurer since the
                              later of 1996 or its inception; Director of Alger
                              SICAV and International and Chairman of the Board
                              (and prior thereto Senior Vice President) and
                              Treasurer of Trust since 2003.

Hal Liebes (42)               Executive Vice President, Chief Legal Officer, Chief          2005
   Secretary                  Operating Officer, and Secretary of Alger Inc. and
                              Alger Management, Formerly Chief Compliance Officer
                              2004-2005, AMVESCAP PLC; U.S. General Counsel
                              1994-2002 and Global General Counsel 2002-2004, Credit
                              Suisse Asset Management.

Michael D. Martins (41)       Senior Vice President of Alger Management; Assistant          2005
   Assistant Treasurer        Treasurer since 2004. Formerly Vice President, Brown
                              Brothers Harriman & Co. 1997-2004.

Lisa A. Moss (41)             Vice President and Assistant General Counsel of Alger         2006
   Assistant Secretary        Management since June 2006. Formerly Director of
                              Merrill Lynch Investment Managers, L.P. from
                              2005-2006; Assistant General Counsel of AIM
                              Management, Inc. from 1995-2005.

Barry J. Mullen (53)          Senior Vice President and Director of Compliance of           2006
   Chief Compliance           Alger Management since May 2006. Formerly, Director of
   Officer                    BlackRock, Inc. from 2005-2006; Vice President of J.P.
                              Morgan Investment Management from 1996-2004.

1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Fund now pays each Independent Trustee a fee of $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2006. The following table provides compensation amounts paid to the current Independent Trustees for the fiscal year ended October 31, 2006.

                               COMPENSATION TABLE


                                  AGGREGATE       TOTAL COMPENSATION PAID TO
                              COMPENSATION FROM          TRUSTEES FROM
   NAME OF PERSON, POSITION       THE TRUST         THE ALGER FUND COMPLEX
   ------------------------   -----------------   --------------------------
   STEPHEN E. O'NEIL                $ 6,000                $ 44,000
   NATHAN E. SAINT-AMAND            $ 6,000                $ 44,000
   CHARLES F. BAIRD, JR.            $ 6,000                $ 30,000
   ROGER P. CHEEVER                 $ 6,000                $ 30,000
   LESTER L. COLBERT, JR.           $ 6,000                $ 38,000

The following table shows each current Trustee's beneficial ownership as of December 31, 2006, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E
= $100,001-$250,000; F = $250,001-$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.


The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals in order to promote the alignment of such individuals' economic interests with the Trust.


                          EQUITY SECURITIES
                            OF EACH FUND
                          ------------------
                                                                                                    AGGREGATE EQUITY SECURITIES
                                                                                                       OF FUNDS IN ALGER FUND
      NAME OF TRUSTEE     SMALLCAP GROWTH     MIDCAP GROWTH  LARGECAP GROWTH  CAPITAL APPRECIATION  COMPLEX OVERSEEN BY TRUSTEE
   ---------------------  ------------------  -------------  ---------------  --------------------  --------------------------
   INTERESTED TRUSTEE
   Hilary M. Alger                 A                A                A                   A                       E

   INDEPENDENT TRUSTEES
   Charles F. Baird, Jr.           A                A                A                   A                       A
   Roger P. Cheever                A                A                A                   A                       D
   Lester L. Colbert, Jr.          A                A                A                   A                       C
   Stephen E. O'Neil               A                A                A                   A                       A
   Nathan E. Saint-Amand           A                A                A                   A                       E


INVESTMENT MANAGER


Alger Management serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement") and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for each Fund and continuously reviews its investment program. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the "Administration Agreement"). As Administrator, Alger Management provides administrative services to the Funds, including: providing office space, telephone, office equipment and supplies; authorizing expenditures and approves bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2006, had approximately $7.6 billion under management as well as $1.9 billion in other assets. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Management and are the daughters of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust's Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

                                                              ANNUAL ADVISORY
                                                             FEE AS PERCENTAGE
FUND                                                       OF AVERAGE NET ASSETS
-------------------------                                  ---------------------
SmallCap Growth Fund                                                .81%
MidCap Growth Fund                                                  .76%
LargeCap Growth Fund                                                .71%
Capital Appreciation Fund                                           .81%

For the fiscal years ended October 31, 2004, October 31, 2005, and October 31, 2006, Alger Management earned under the terms of the Management Agreements $759,625, $569,374 and $1,186,483 respectively, in respect of SmallCap Growth Fund; $5,780,662, $8,060,299 and $10,511,251 respectively, in respect of MidCap Growth Fund; $722,861, $712,120 and $760,483, respectively, in respect of LargeCap Growth Fund; $1,284,598, $1,098,969 and $1,291,980 respectively, in respect of Capital Appreciation Fund.

Prior to September 12, 2006, the Manager provided advisory and administrative services to each Fund under a separate management agreement.


DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

      o     the firm's overall financial results and profitability;

      o     the firm's overall investment management performance;


      o current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and


      o     the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of October 31, 2006 are as follows. No account's advisory fee is based on the performance of the account.

                                     REGISTERED    OTHER POOLED
                                     INVESTMENT     INVESTMENT        OTHER
                                     COMPANIES       VEHICLES        ACCOUNTS
                                   -------------   ------------   -------------
Dan C. Chung                       15 ($3,346.9)     3 ($15.9)    20 ($1,089.3)
Jill Greenwald                      5 ($1,004.9)     11 ($3.8)        1 ($60.4)
Patrick Kelly                         4 ($870.4)     2 ($94.8)      38 ($628.7)
Andrew Silverberg                     2 ($928.5)      1 ($9.0)              --


SECURITIES OWNED BY PORTFOLIO MANAGERS


The following table shows each current portfolio manager's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E =
$100,001-$250,000; F = $250,001-$500,000; G = $500,001-$1,000,000; H = over
$1,000,000.

------------------------------------------------
PORTFOLIO MANAGER   FUND                   RANGE

Dan C. Chung        MidCap Growth            A
                    LargeCap Growth          E
Jill Greenwald      SmallCap Growth          D
Patrick Kelly       Capital Appreciation     A
Andrew Silverberg   MidCap Growth            A


POTENTIAL CONFLICTS OF INTEREST


The portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

DISTRIBUTOR


From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transaction pro cessing and transmission charges). Payments under other these arrangements may vary but generally will exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make additional cash payments and the amount of any payments in response to requests from financial inter mediaries, based on factors Alger Inc. deems relevant Factors considered by Alger, Inc. generally include financial intermediary's reputation, ability to attract retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, Oppenheimer & Co Inc., MetLife Securities, Morgan Stanley & Co., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM


Ernst & Young LLP serves as independent registered public accounting firm for the Fund.

CODE OF ETHICS


Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS


Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the class that paid the dividend or distribution at net asset value unless the shareholder has elected in writing to have all dividends and distributions paid in cash. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.


The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Plan participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the plan or of any plan contributions or withdrawals.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Trust's assets pursuant to a custodian agreement.

TRANSFER AGENT

State Street Bank and Trust Company also serves as transfer agent for the Trust pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial").

Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and distributes any dividends and distributions payable by the Trust. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services.


CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of February 1, 2007. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NAME AND                           SMALLCAP   MIDCAP   LARGECAP      CAPITAL
ADDRESS                             GROWTH    GROWTH    GROWTH    APPRECIATION
OF SHAREHOLDERS                      FUND      FUND      FUND         FUND
--------------------------------   --------   ------   --------   ------------
CLASS I SHARES

Ameriprise Trust Co.                   --        --     23.66%           --
FBO Ameriprise Trust
Retirement Service Plans
50534 AXP Financial Center
Minneapolis, MN 55474-0505

Bank of New York As TTEE               --      5.20%       --            --
New York State Deferred
Compensation Plan
One Wall Street 12th Floor
New York, NY 10286-0001

Citigroup Global Markets Inc.        9.54%      */*        --            --
333 West 34th Street - 3rd Floor
New York, NY 10001-2402

Merrill Lynch Trust++                  --     18.33%    40.12%*       12.84%
FBO Qualified Ret. Plans
4800 Deer Lake Drive, East
Jacksonville, FL 32246

NFSFIIOC FBO Employee               14.91%    22.22%       --         37.11%*
   Benefit Plans
100 Magellan Way
Covington, KY 41015

Mercer Trust Company FBO               --        --        --          6.54
CDI Corporation
401(k) Savings Plan
One Investors Way
Attn. DC Plan Admin. Team
Norwood, MA 02062

NAME AND                                SMALLCAP   MIDCAP   LARGECAP     CAPITAL
ADDRESS                                  GROWTH    GROWTH    GROWTH    APPRECIATION
OF SHAREHOLDERS                           FUND      FUND      FUND         FUND
-------------------------------------   --------   ------   --------   ------------
Prudential Investment                     9.12%       --        --           --
Management SR
FBO: Mutual Fund Clients
ATTN: Prochoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
Newark, NJ 07102-4056

State Street Bank & Trust Co.               --        --      8.10%       10.88%
TRUSTEE ADP/Morgan Stanley Alliance
105 Rosement Avenue
Westwood, MA 02090

Vanguard Fiduciary                          --        --        --        15.49%
P.O. Box 2600, VM 613
Valley Forge, PA 19482

Reliance Trust Company Directed             --      7.87%       --           --
TRUSTEE MetLife Retirement & Savings
2 Montgomery Street - 3rd Floor
Jersey City, NJ 07302

CLASS R SHARES

DWS Trust Co. TTEE Accentia                 --        --        --         8.17%
401(K) PS Plan
ATTN: Share Recon Dept. #063970
P.O. Box 1757
Salem, NH 03079-1143

Merrill Lynch Trust                      47.00%*   58.97%*   87.67%*      42.68%*
FBO its Customers
4800 Deer Lake Drive, East
Jacksonville, FL 32246

Hartford Life Ins. Co.                      --     22.91%       --        43.12%*
Separate Account
Attn. UIT Operations
PO Box 2999.
Hartford, CT 06104

MG Trust Company Cust. FBO                  --        --     10.19%          --
Skyline Windows, LLC 401(K) Plan
700 17th St., Ste. 300
Denver, CO 80202-3531

----------
* A shareholder who owns more than 25% of the voting securities of the Fund is deemed to "control" the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION


The Trust has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the "Trust Agreement"). The Trust offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Funds, have been authorized. The word "Alger" in the Trust's name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Trust's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On February 28, 2002, the Trust changed its name from The Alger Retirement Fund to The Alger Institutional Funds. In connection with this change of name, the names of the portfolios of the Trust were also changed as follows:


FORMER NAME                NEW NAME
-----------                --------
Alger SmallCap             Alger SmallCap
   Retirement Portfolio       Institutional Portfolio

Alger MidCap Growth        Alger MidCap Growth
   Retirement Portfolio       Institutional Portfolio

Alger Growth               Alger LargeCap Growth
   Retirement Portfolio       Institutional Portfolio

Alger Capital              Alger Capital
   Appreciation               Appreciation
   Retirement Portfolio       Institutional Portfolio


On January 27, 2003, Class R shares were added to all of the Trust's portfolios. The previously existing shares were designated Class I shares on that date. Shares of each portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names.

The Trust is classified as a "diversified" investment company under the Act. Accordingly, each Fund is required, with respect to 75% of its assets, to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Fund are physically issued only upon specific written request of a shareholder.


Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Trust Agreement.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with Alger Management. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Institutional Funds has delegated authority to vote all proxies related to the Funds' portfolio securities to Alger Management, the Funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds' proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P Small-Cap 600 Index, the Wilshire Small Company Growth Index, the S&P MidCap 400 Index, the ML Technology 100 Index or the Lehman Brothers Intermediate U.S. Government/ Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.


In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding The Alger Institutional Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3362 to obtain such information.


FINANCIAL STATEMENTS


The Trust's financial statements for the year ended October 31, 2006, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Trust at (800) 992-3362.

                       This Page Intentionally Left Blank

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:


Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, New Jersey 07311


TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Institutional Funds
P.O. Box 8480
Boston, MA 02266-8480

CUSTODIAN BANK:


State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101-0351


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

                          THE ALGER
                      INSTITUTIONAL
                              FUNDS


                       STATEMENT OF
                         ADDITIONAL
                        INFORMATION
                      MARCH 1, 2007


                             [LOGO]

ISAI

                                     PART C
                                OTHER INFORMATION

Item 23.     Exhibits

Exhibit No.  Description of Exhibit

(a-1)        Agreement and Declaration of Trust [EDGAR 2/98] (3)

(a-2)        Certificate of Amendment dated August 16, 1993 (3)

(a-3) Certificate of Designation - Alger Defined Contribution Leveraged AllCap Portfolio [EDGAR 2/98] (3)

(a-4)        Certificate of Amendment dated March 30, 1996 (2)

(a-5) Certificate of Designation - Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio (7)

(a-6)        Certificate of Amendment dated February 25, 2002. (9)

(a-7)        Certificate of Amendment dated January 24, 2003 (10)

(a-8)        Certificate of Amendment dated February 26, 2004 (11)

(a-9) Certificate of Designation - Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund (13)

(a-10) Certificate of Termination relating to Alger Core Fixed-Income Institutional Fund - filed herewith.

(a-11) Certificate of Termination relating to Alger Technology Institutional Fund - filed herewith.

(b-1)        By-laws of Registrant (1) [EDGAR 2/98]

(b-2)        Amended and Restated By-laws of Registrant 12/7/2004 (12)

(c)          See Exhibits (a-1) and (b)


(d-1) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger Capital Appreciation Portfolio, dated September 12, 2006 - filed herewith

(d-2) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger LargeCap Growth Institutional Portfolio, dated September 12, 2006 - filed herewith

(d-3) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger MidCap Growth Institutional Portfolio, dated September 12, 2006 - filed herewith

(d-4) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger SmallCap Growth Institutional Portfolio, dated September 12, 2006 - filed herewith


(e-1)        Distribution Agreement, dated October 15, 1993 (1)[EDGAR 2/98]

(e-2)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(g-1)        Custody Agreement (2)

(g-2) Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 10/29/2004 (12)

(h-1) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (12)

(h-2) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (12)

(h-3) Administration Agreement for Registrant dated September 12, 2006 - filed herewith.

(i-1)        Consent of Hollyer Brady Barrett & Hines LLP - filed herewith


(j)          Consent of Ernst & Young LLP - filed herewith

(l)          Form of Subscription Agreement (1) [EDGAR 2/98]

(m)          Rule 12b-1 Plan (10)

(n)          Rule 18f-3 Plans, dated December 11, 2002, and amended February 4,
             2003.(10)

(p-1)        Amended and Restated Code of Ethics 5/11/2004 (12)

(q-1) Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D. - filed herewith.

-----------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 27, 1993.

(2) Incorporated by reference to Post-Effective Amendment No. 6 filed with the SEC on February 27, 1997

(3) Incorporated by reference to Post-Effective Amendment No. 7 filed with the SEC on February 25, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on December 28, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 26, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on October 10, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on December 4, 2000.

(8) Incorporated by reference to Post-effective Amendment No. 13 filed with the SEC on May 30, 2001.

(9) Incorporated by reference to Post-effective Amendment No. 14 filed with the SEC on February 28, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 16, filed with the SEC on January 27, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on March 1, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 18, filed with the SEC on February 18, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on March 1, 2006.

Item 24.     Persons Controlled by or Under Common Control with Registrant

             None.

Item 25.     Indemnification

       Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
             ----------------------------------------------------


Fred Alger Management, Inc. ("Alger Management"), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.
Fred Alger International Advisory S.A.
Alger SICAV
Analysts Resources, Inc.
111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated
Alger Shareholder Services, Inc.
Harborside Financial Center, 600 Plaza One
Jersey City, New Jersey 07311

Listed below are the officers of Alger Management.

-------------------------------------- -------------------------------------------------------------------------------
NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
ALGER MANAGEMENT
-------------------------------------- -------------------------------------------------------------------------------
Daniel C. Chung                        President and Director of Alger Associates, Inc., Alger Shareholder Services,
President, Chief Investment Officer    Inc. and Fred Alger International Advisory S.A.; Director of Fred Alger &
and Director                           Company, Incorporated and Analysts Resources, Inc.
-------------------------------------- -------------------------------------------------------------------------------
Frederick A. Blum                      Chief Financial Officer, Executive Vice President and Treasurer of Analysts
Chief Financial Officer, Executive     Resources, Inc. and Alger Shareholder Services, Inc.; Director of Alger
Vice President and Treasurer           SICAV; Executive Vice President of Alger Associates, Inc.
-------------------------------------- -------------------------------------------------------------------------------
Hal Liebes                             Director, Chief Operating Officer and Secretary of Alger Shareholder
Executive Vice President, Chief        Services, Inc.; Director of Alger Associates, Inc.; Executive Vice President,
Legal Officer, Director and Secretary  Chief Legal Officer and Director of Fred Alger & Company, Incorporated
-------------------------------------- -------------------------------------------------------------------------------
Michael D. Martins
Senior Vice President
-------------------------------------- -------------------------------------------------------------------------------
Lisa Moss
Vice President and Assistant General
Counsel
-------------------------------------- -------------------------------------------------------------------------------
Barry J. Mullen
Senior Vice President and Chief
Compliance Officer
-------------------------------------- -------------------------------------------------------------------------------

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management's current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27.     PRINCIPAL UNDERWRITER
             ---------------------

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, The Spectra Funds, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).


(c)    Not applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS

       All accounts and records of Registrant are maintained by Mr. Frederick A. Blum, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, NJ 07311.

Item 29.     MANAGEMENT SERVICES

             Not applicable.

Item 30.     UNDERTAKINGS

             Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 26th day of February 2007.



                          THE ALGER INSTITUTIONAL FUNDS

                                                 By:            *
                                                    ----------------------------
                                                       Dan C. Chung, President

ATTEST: /s/ Hal Liebes

Hal Liebes, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



           *             President (Principal           February 26, 2007
----------------------   Executive Officer)
Dan C. Chung

           *             Treasurer                      February 26, 2007
----------------------   (Chief Financial and
Frederick A. Blum        Accounting Officer)


           *             Trustee                        February 26, 2007
----------------------
Charles F. Baird, Jr.

           *             Trustee                        February 26, 2007
----------------------
Roger P. Cheever

           *             Trustee                        February 26, 2007
----------------------
Hilary M. Alger

           *             Trustee                        February 26, 2007
---------------------
Lester L. Colbert, Jr.

           *             Trustee                        February 26, 2007
---------------------
Nathan E. Saint-Amand

           *             Trustee                        February 26, 2007
--------------------
Stephen E. O'Neil



*BY: /s/ Hal Liebes
-------------------------------
     Hal Liebes
     Attorney-in-Fact

                                Exhibit Index

(a-10) Certificate of Termination relating to Alger Core Fixed-Income Institutional Fund

(a-11)       Certificate of Termination relating to Alger Technology
             Institutional Fund


(d-1) Amended and Restated Investment Management Agreement between Alger Managemeent and The Alger Institutional Funds - Alger Capital Appreciation Portfolio, dated September 12, 2006

(d-2) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger LargeCap Growth Institutional Portfolio, dated September 12, 2006

(d-3) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger MidCap Growth Institutional Portfolio, dated September 12, 2006

(d-4) Amended and Restated Investment Management Agreement between Alger Management and The Alger Institutional Funds - Alger SmallCap Growth Institutional Portfolio, dated September 12, 2006


(h-3)        Administration Agreement for Registrant dated September 12, 2006

(i-1)        Consent of Hollyer Brady Barrett & Hines LLP

(j)          Consent of Ernst & Young LLP

(q-1)        Powers of Attorney executed by Daniel C. Chung, Frederick A.
             Blum, Hilary M. Alger, Stephen E. O'Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr. and Nathan E. Saint-Amand, M.D.